ALPS ETF TRUST

BARRON’S 400℠ ETF (NYSE ARCA: BFOR)

(THE “FUND”)

SUPPLEMENT DATED JULY 29, 2022

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

(“SAI”), EACH DATED MARCH 31, 2022, AS SUPPLEMENTED

Effective July 29, 2022, the first paragraph of the “DISCLAIMERS” section beginning on page 13 of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of an Underlying Index to track performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

Effective July 29, 2022, the fourth paragraph of the “INFORMATION ABOUT THE INDEX PROVIDERS AND DISCLAIMERS – THE BFOR FUND” section beginning on page 32 of the Fund’s SAI is hereby deleted and replaced with the following:

The Barron’s 400℠ ETF (the “Product”) is not sponsored, or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product(s). DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron’s 400 Index℠ is determined, composed and calculated by MarketGrader without regard DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 Index℠ to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron’s 400 Index SM or in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index℠ or the Product.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE